Schedule of Investments July 31, 2020 (Unaudited)

Nuance Concentrated Value Fund

	Shares	Value
COMMON STOCKS - 89.5%
Communication Services - 2.0%
Alphabet, Inc. - Class A *	5,844	$8,695,580

Consumer Staples - 17.2%
Beiersdorf AG - ADR	600,070	14,239,661
Cal-Maine Foods, Inc. *	266,370	11,705,630
Diageo PLC - ADR	182,127	26,816,379
Henkel AG & Co. KGaA - ADR	323,154	7,028,600
Sanderson Farms, Inc.	149,081	16,621,786

		76,412,056

Financials # - 26.7%
Charles Schwab Corp.	466,814	15,474,884
Chubb Ltd.	232,665	29,604,295
MetLife, Inc.	237,426	8,986,574
Northern Trust Corp.	208,939	16,370,371
Travelers Companies, Inc.	348,844	39,914,730
Valley National Bancorp	515,615	3,851,644
White Mountains Insurance Group, Ltd.	4,955	4,361,044

		118,563,542

Healthcare - 24.9%
Dentsply Sirona, Inc.	712,222	31,765,101
Globus Medical, Inc. - Class A *	181,208	8,730,602
ICU Medical, Inc. *	75,644	13,898,072
Johnson & Johnson	62,144	9,058,109
Merit Medical Systems, Inc. *	383,871	17,166,711
Smith & Nephew - ADR	535,220	21,307,108
Wright Medical Group N.V. *	294,924	8,853,619

		110,779,322

Industrials - 6.0%
Amphenol Corp. - Class A	189,957	20,089,852
Lindsay Corp.	68,613	6,653,403

		26,743,255

Materials - 4.4%
3M Co.	128,883	19,393,025

Real Estate - 5.3%
Equity Commonwealth	752,293	23,749,890

Utilities - 3.0%
Essential Utilities, Inc.	49,211	2,231,719
SJW Group	177,290	11,073,533

		13,305,252

TOTAL COMMON STOCKS (Cost $358,504,528)		397,641,922

SHORT-TERM INVESTMENT - 11.2%
First American Government Obligations Fund, Class X, 0.08% ^ (Cost $49,732,924)	49,732,924	49,732,924

Total Investments - 100.7% (Cost $408,237,452)		447,374,846
Other Assets and Liabilities, Net - (0.7)%		(2,955,481)

Total Net Assets - 100.0%		$444,419,365

*	Non-income producing security.
#

The Fund is signficantly invested in this sector and therefore is subject to additional risks. Changes in governmental regulation, interest rates, domestic and international economics, loan losses, price competition and industry consolidation may affect companies in this sector.

^	The rate shown is the annualized seven day effective yield as of July 31, 2020.

ADR - American Depositary Receipt

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$397,641,922	$—	$—	$397,641,922
Short-Term Investment	49,732,924	—	—	49,732,924

Total Investments	$447,374,846	$—	$—	$447,374,846

Refer to the Schedule of Investments for further information on the classification of investments.